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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 1, 1996


                             UROHEALTH SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)

           1-11150                                      98-0122944
         (Commission                                  (IRS Employer
         file number)                              Identification Number)


                            5 CIVIC PLAZA, SUITE 100
                            NEWPORT BEACH, CALIFORNIA
                                      92660
               (Address of principal executive offices) (Zip code)


                                 (714) 668-5858
              (Registrant's telephone number, including area code)

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                                     ITEM 2
                      ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF CERTAIN ASSETS OF O.R. CONCEPTS, INC.

On June 5, 1996, Urohealth Systems, Inc. ("Urohealth") acquired certain assets of O.R. Concepts, Inc. pursuant to an Asset Purchase Agreement dated June 5, 1996 among Urohealth, O.R. Concepts, Inc., a Texas Corporation, and Vital Signs, Inc., a New Jersey Corporation. The acquired assets are used in the development, manufacture, and marketing of laparoscopic surgery products and accessories.

The purchase price for the acquired assets was $2,786,000, payable in cash upon the closing of the transaction. The purchase price was funded using a portion of the proceeds from the sale of Urohealth's 8.75% Convertible Subordinated Debentures issued May 3, 1996.

ACQUISITION OF THE INTERMED GROUP, INC.

On July 1, 1996, Urohealth acquired The Intermed Group, Inc., a Delaware Corporation ("Intermed"), pursuant to the terms of the Agreement and Plan of Merger dated as of June 1, 1996 between Urohealth, Urohealth, Inc. (California), and Intermed. Intermed is engaged in the development, manufacture and marketing of disposable medical products.

Under the terms of the agreement, Intermed was merged into Urohealth, Inc. (California), and Urohealth will issue approximately 149,306 shares of its Common Stock and pay cash of $1,712,412 to the sole shareholder of Intermed in exchange for all of the outstanding shares of Intermed common stock. The cash portion of the purchase price was funded using a portion of the proceeds from the sale of Urohealth's 8.75% Convertible Subordinated Debentures issued May 3, 1996.

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                                     ITEM 7
                        FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

      Unaudited Pro Forma Condensed Combined Balance Sheet as of
      March 31, 1996                                                         (A)

      Unaudited Pro Forma Condensed Combined Statement of Operations
      for the nine months ended March 31, 1996                               (A)

      Unaudited Pro Forma Condensed Combined Statement of Operations
      for the year ended June 30, 1995                                       (A)

      Notes to Unaudited Pro Forma Combined Consolidated Financial
      Statements                                                             (A)

      (A)          To be filed by amendment.

(c) Exhibits

The following exhibits are filed as a part of this report:

Exhibit
Number   Description
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2.1      Asset Purchase Agreement dated June 5, 1996, by and between Urohealth
         Systems, Inc., O.R. Concepts, Inc., and Vital Signs, Inc.

2.2 Agreement and Plan of Merger dated as of June 1, 1996 between Urohealth Systems, Inc., Urohealth, Inc. (California), and The Intermed Group Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UROHEALTH SYSTEMS, INC.
                                        (Registrant)


July 15, 1996                        By /s/Charles A. Laverty
- ----------------------                  ----------------------------------------
Date                                       Charles A. Laverty
                                           President and Chief Executive Officer

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